UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2008

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2008, the Board of Directors of Silicon Laboratories Inc. approved the 2008 Bonus Plan. The 2008 Bonus Plan is attached hereto as Exhibit 10.1 and the terms thereof are incorporated herein by reference. The 2008 Bonus Plan provides for the potential payment of quarterly cash bonuses to employees (including executive officers) which may be based upon individual or company performance criteria such as adjusted operating income as a percentage of revenue.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1 Silicon Laboratories Inc. 2008 Bonus Plan.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

February 26, 2008	/s/Paul V. Walsh, Jr.
Date	Paul V. Walsh, Jr.
Vice President of Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Silicon Laboratories Inc. 2008 Bonus Plan.